BYLAWS

OF

VALLEY FORGE COMPOSITE TECHNOLOGIES, INC.

(A FLORIDA CORPORATION)

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INDEX

Page

Section

Number

ARTICLE ONE - OFFICES

1

1.

Principal Office

1

2.

Other Offices

1

ARTICLE TWO - MEETING OF SHAREHOLDERS

1

1.

Place

1

2.

Time of Annual Meeting

1

3.

Call of Special Meetings

1

4.

Conduct of Meetings

1

5.

Notice of Waiver of Notice

1

6.

Business of Special Meeting

2

7.

Quorum

2

8.

Voting Per Share

2

9.

Voting of Shares

3

10.

Proxies

3

11.

Shareholder List

3

12.

Action Without Meeting

4

13.

Fixing Record Date

4

14.

Inspectors and Judges

4

15.

Voting for Directors

5

ARTICLE THREE - DIRECTORS

5

1.

Number, Election and Term

5

2.

Vacancies

5

3.

Powers

5

4.

Place of Meetings

5

5.

Annual Meeting

6

6.

Regular Meetings

6

7.

Special Meetings and Notice

6

8.

Quorum; Required Vote; Presumption of Assent

6

9.

Action Without Meeting

6

10.

Conference Telephone or Similar Communications Equipment Meetings

7

11.

Committees

7

12.

Compensation of Directors

7

13.

Chairman of the Board

7

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ARTICLE FOUR - OFFICERS

8

1.

Positions

8

2.

Election of Specified Officers by Board

8

3.

Election or Appointment of Other Officers

8

4.

Salaries

8

5.

Term; Resignation

8

6.

President

8

7.

Vice Presidents

8

8.

Secretary

9

9.

Treasurer

9

10.

Assistant Treasurers and Assistant Secretaries

9

11.

Other Officers, Employees and Agents

9

ARTICLE FIVE - CERTIFICATES FOR SHARES

9

1.

Issue of Certificates

9

2.

Legends for Preferences and Restrictions on Transfer

10

3.

Facsimile Signatures

10

4.

Lost Certificates

10

5.

Transfer of Shares

11

6.

Registered Shareholders

11

7.

Redemption of Control Shares

11

ARTICLE SIX - CONTRACTS, LOANS, CHECK AND DEPOSITS

11

1.

Contracts

11

2.

Loans

11

3.

Checks, Drafts, Etc.

11

4.

Deposits

11

ARTICLE SEVEN - GENERAL PROVISIONS

12

1.

Dividends

12

2.

Reserves

12

3.

Fiscal Year

12

4.

Seal

12

5.

Gender

12

ARTICLE EIGHT - INDEMNIFICATION OF DIRECTORS AND OFFICERS

12

1.

Right to Indemnification

12

2.

Determination of Entitlement to Indemnification

13

3.

Mandatory Advancement of Expenses

13

4.

Written Claim Required, Deadline for Response

13

5.

Non-Exclusivity of Rights

14

6.

Authority to Indemnify and Obtain Insurance

14

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ARTICLE NINE - AMENDMENT OF BYLAWS

14

ARTICLE TEN - EMERGENCY BYLAWS

14

1.

Scope of Emergency Bylaws

14

2.

Call and Notice of Meeting

15

3.

Quorum and Voting

15

4.

Appointment of Temporary Directors

15

5.

Modification of Lines of Succession

15

6.

Change of Principal Office

16

7.

Limitation of Liability

16

8.

Repeal and Change

16

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iii

VALLEY FORGE COMPOSITE TECHNOLOGIES, INC.

BYLAWS

ARTICLE ONE

OFFICES

Section 1.

Principal Office.  The principal office of Valley Forge Composite Technologies, Inc. a Florida corporation (the “Corporation”), shall be located in the County of Kenton, State of Kentucky, unless otherwise designated by the Board of Directors.

Section 2.

Other Offices.  The Corporation may also have offices at such other places, either within or without the State of Kentucky, as the Board of Directors of the Corporation (the “Board of Directors”) may from time to time determine or as the business of the Corporation may require.

ARTICLE TWO

MEETING OF SHAREHOLDERS

Section 1.

Place.  All annual meetings of shareholders shall be held at such place, within or without the State of Kentucky, as may be designated by the Board of Directors and suited in the notice of the meeting or iii a duly executed waiver of notice thereof.  Special meetings of shareholders may be held at such place, within or without the State of Kentucky, and at such time as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

Section 2.

Time of Annual Meeting.  Annual meetings of shareholders shall be held on such date and at such time fixed, from time to time, by the Board of Directors, provided that there shall be an annual meeting held every year at which the shareholders shall elect a Board of Directors and transact such other business as may properly be brought before the meeting.

Section 3.

Call of Special Meetings.  Special meetings of the shareholders shall be held if called by the Board of Directors, the President, or if the holders of not less than 50 percent of all the votes entitled to be cast on any issue proposed to be considered at the proposed special meeting sign, date, and deliver to the Secretary one or more written demands for the meeting describing the purpose or purposes for which it is to be held.

Section 4.

Conduct of Meetings.  The Chairman of the Board (or in his absence, the Vice Chairman of the Board, if any, or if none, the President or such other designee of the Chairman of the Board) shall preside at the annual and special meetings of shareholders and shall be given full discretion in establishing the rules and

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procedures to be followed in conducting the meetings, except as otherwise provided by law or in these Bylaws.

Section 5.

Notice of Waiver of Notice.  Except as otherwise provided by law, written or printed notice stating the place, day and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than 10 nor more than 60 days before the day of the meeting, either personally or by first-class mail, by or at the direction of the President, the Secretary, or the officer or person calling the meeting, to each shareholder of record entitled to vote at such meeting.  If the notice is mailed at least 30 days before the date of the meeting, it may be done by a class of United States mail other than first-class.  If mailed, such notice shall be deemed to be delivered when deposited in the United States mail addressed to the shareholder at his address as it appears on the stock transfer books of the Corporation, with postage thereon prepaid.  If a meeting is adjourned to another time and/or place, and if an announcement of the adjourned time and/or place is made at the meeting, it shall not be necessary to give notice of the adjourned meeting unless the Board of Directors, after adjournment, fixes a new record date for the adjourned meeting.  Whenever any notice is required to be given to any shareholder, a waiver thereof in writing signed by the person or persons entitled to such notice, whether signed before, during or after the time of the meeting stated therein, and delivered to the Corporation for inclusion in the minutes or filing with the corporate records, shall be equivalent to the giving of such notice.  Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the shareholders shareholders need be specified in any written waiver of notice.  Attendance of a person at a meeting shall constitute a waiver of (a) lack of or detective notice of such meeting, unless the person objects at the beginning to the holding of the meeting or the transacting of any business at the meeting, or (b) lack of defective notice of a particular matter at a meeting that is not within the purpose or purposes described in the meeting notice, unless the person objects to considering such matter when it is presented.

Section 6.

Business of Special Meeting.  Business transacted at any special meeting shall be confined to the purposes stated in the notice thereof.

Section 7.

Quorum.  Shares entitled to vote as a separate voting group may take action on a matter at a meeting only if a quorum of these shares exists with respect to that matter.  Except as otherwise provided in the Articles of Incorporation, as amended, or these Bylaws, a majority of the shares entitled to vote on the matter by each voting group, represented in person or by proxy, shall constitute a quorum at any meeting of shareholders, but in no event shall a quorum consist of less than one-third (1/3) of the shares of each voting group entitled to vote.  If less than a majority of outstanding shares entitled to vote are represented at a meeting, a majority of the shares so represented may adjourn the meeting from time to time without further notice.  After a quorum has been established at any shareholders’ meeting, the subsequent withdrawal of shareholders, so as to reduce the number of shares entitled to vote at the meeting below the number required for a quorum, shall not affect the validity of any action taken at the meeting or any adjournment thereof.  Once a share is represented for any purpose at a meeting, it is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of that meeting unless a new record date is or must be set for that adjourned meeting.

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Section 8.

Voting Per Share.  Except as otherwise provided in the Articles of Incorporation, as amended, a resolution of the Board of Directors authorized thereby, or these Bylaws, each shareholder is entitled to one vote for each outstanding share held by him on each matter voted at a shareholders’ meeting.

Section 9.

Voting of Shares.  A shareholder may vote at any meeting of shareholders of the Corporation, either in person or by proxy.  Shares standing in the name of another corporation, domestic or foreign, may be voted by the officer, agent or proxy designated by the bylaws of such corporate shareholder or, in the absence of any applicable bylaw, by such person or persons as the board of directors of the corporate shareholder may designate.  In the absence of any such designation, or, in case of conflicting designation by the corporate shareholder, the chairman of the board, the president, any vice president, the secretary and the treasurer of the corporate shareholder, in that order, shall be presumed to be fully authorized to vote such shares.  Shares held by an administrator, executor, guardian, personal representative, or conservator may be voted by him, either in person or by proxy, without a transfer of such shares into his name.  Shares standing in the name of a trustee may be voted by him, either in person or by proxy, but no trustee shall be entitled to vote shares held by him without a transfer of such shares into his name or the name of his nominee.  Shares held by or under the control of a receiver, a trustee in bankruptcy proceedings, or an assignee for the benefit of creditors may be voted by such person without the transfer thereof into his name.  If shares stand of record in the names of two or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety or otherwise, or if two or more persons have the same fiduciary relationship respecting the same shares, unless the Secretary of the Corporation is given notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, then acts with respect to voting shall have the following effect:  (a) if only one votes, in person or by proxy, his act binds all; (b) if more than one vote, in person or by proxy, the act of the majority so voting binds all; (c) if more than one vote, in person or by proxy, but the vote is evenly split on any particular matter, each faction is entitled to vote the share or shares in question proportionally; or (d) if the instrument or order so filed shows that any such tenancy is held in unequal interest, a majority or a vote evenly split for purposes hereof shall be a majority or a vote evenly split in interest.  The principles of this paragraph shall apply, insofar as possible, to execution of proxies, waivers, consents, or objections and for the purpose of ascertaining the presence of a quorum.

Section 10.

Proxies.  Any shareholder of the Corporation, other person entitled to vote on behalf of a shareholder pursuant to law, or attorney-in-fact for such persons may vote the shareholder’s shares in person or by proxy.  Any shareholder of the Corporation may appoint a proxy to vote or otherwise act for him by signing an appointment form, either personally or by his attorney-in-fact.  A photographic, photostatic, electronically imaged or equivalent reproduction of an executed appointment form, shall be deemed a sufficient appointment form.  An appointment of a proxy is effective when received by the Secretary of the Corporation or such other officer or agent who is authorized, to tabulate votes, and shall be valid for up to 11 months, unless a longer period is expressly provided in the appointment form.  The death or incapacity of the shareholder appointing a proxy does not affect the right of the Corporation to accept the proxy’s authority unless notice of the death or incapacity is received by the secretary or other officer or agent authorized to tabulate votes

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before the proxy exercises his authority under the appointment.  An appointment of a proxy is revocable by the shareholder unless the appointment is coupled with an interest.

Section 11.

Shareholder List.  After fixing a record date for a meeting of shareholders, the Corporation shall prepare an alphabetical list of the names of all its shareholders who are entitled to notice of the meeting, arranged by voting group with the address of, and the number and class and series, if any, of shares held by each.  The shareholders’ list must be available for inspection by any shareholder for a period of 10 days prior to the meeting or such shorter time as exists between the record date and the meeting and continuing through the meeting at the Corporation’s principal office, at a place identified in the meeting notice in the city where the meeting will be held, or at the office of the Corporation’s transfer agent or registrar.  Any shareholder of the Corporation or his agent or attorney is entitled on written demand to inspect the shareholders’ list (subject to the requirements of law), during regular business hours and at his expense, during the period it is available for inspection.  The Corporation shall make the shareholders’ list available at the meeting of shareholders, and any shareholder or his agent or attorney is entitled to inspect the list at any time during the meeting or any adjournment.

Section 12.

Action Without Meeting.  Any action required by law to be taken at a meeting of shareholders, or any action that may be taken at a meeting of shareholders, may be taken without a meeting or notice if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted with respect to the subject matter thereof, and such consent shall have the same force and effect as a vote of shareholders taken at such a meeting.

Section 13.

Fixing Record Date.  For the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other proper purposes, the Board of Directors may fix in advance a date as the record date for any such determination of shareholders, such date in any case to be not more than 60 days, and, in case of a meeting of shareholders, not less than 10 days, prior to the date on which the particular action requiring such determination of shareholders is to be taken.  If no record date is fixed for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders, or shareholders entitled to receive payment of a dividend, the date on which the notice of the meeting is mailed or the date on which the resolutions of the Board of Directors declaring such dividend as adopted, as the case may be, shall be the record date for such determination of shareholders.  When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this Section 13, such determination shall apply to any adjournment thereof, except where the Board of Directors fixes a new record date for the adjourned meeting or as required by law.

Section 14.

Inspectors and Judges.  The Board of Directors in advance of any meeting may, but need not, appoint one or more inspectors of election on judges of the vote, as the case may be, to act at the meeting or any

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adjournment(s) thereof.  If any inspector or inspectors, or judge or judges, are not appointed, the person presiding at the meeting may, but need not, appoint one or more inspectors or judges.  In case any person who may be appointed as an inspector or judge fails to appear or act, the vacancy may be filled by the Board of Directors in advance of the meeting, or at the meeting by the person presiding thereat.  The inspectors or judges, if any, shall determine the number of shares of stock outstanding and the voting power of each, the shares of stock represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots and consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate votes, ballots and consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all shareholders.  On request of the person presiding at the meeting, the inspector or inspectors or judge or judges, if any, shall make a report in writing of any challenge, question or matter determined by him or them, and execute a certificate of any fact found by him or them.

Section 15.

Voting for Directors.  Unless otherwise provided in the Articles of Incorporation, as amended, directors shall be elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present.

ARTICLE THREE

DIRECTORS

Section 1.

Number, Election and Term.  The number of directors of the Corporation shall be fixed front time to time, within the limits specified by the Articles of Incorporation, as amended, by resolution of the Board of Directors; provided, however, no director’s term shall be shortened by reason of a resolution reducing the number of directors.  The directors shall be elected at the annual meeting of the shareholders, except as provided in Section 2 of this Article, and each director elected shall hold office for the term for which he is elected and until his successor is elected and qualified or until his earlier resignation, removal from office or death.  Directors must be natural persons who are 18 years of age or older but need not be residents of the State of Kentucky, shareholders of tile Corporation or citizens of the United States.  Any director may be removed at any time, with or without cause, at a special meeting of the shareholders called for that purpose.

Section 2.

Vacancies.  A director may resign at any time by giving written notice to tile corporation, the Board of Directors or the President.  Such resignation shall take effect when the notice is delivered unless the notice specifies a later effective date, in which event the Board of Directors may fill the pending vacancy before the effective date if they provide that the successor does not take office until the effective date.  Any vacancy occurring in the Board of Directors and any directorship to be filled by reason of an increase in the size of the Board of Directors shall be filled by the affirmative vote of a majority of the current directors though less than a quorum of the Board of Directors, or may be filled by an election at an annual or special meeting of the shareholders called for that purpose, unless otherwise provided by law.  A director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office, or until the next election of one or more directors by shareholders if the vacancy is caused by an increase in the number of directors,

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Section 3.

Powers.  Except as provided in the Articles of Incorporation, as amended, and these Bylaws, all corporate powers shall be exercised by or under the authority of, and the business and affairs of the Corporation shall be managed under the direction of, its Board of Directors.

Section 4.

Place of Meetings.  Meetings of the Board of Directors, regular or special, may beheld either within or without the State of Kentucky.

Section 5.

Annual Meeting.  The first meeting of each newly elected Board of Directors shall be held, without call or notice, immediately following each annual meeting of shareholders.

Section 6.

Regular Meetings.  Regular meetings of the Board of Directors may also be held without notice at such time and at such place as shall from time to time be determined by the Board of Directors.

Section 7.

Special Meetings and Notice.  Special meetings of the Board of Directors may be called by the Chairman of the Board or by the President and shall be called by the Secretary on the written request of any two directors.  Written notice of special meetings of the Board of Directors shall be given to each director at least 48 hours before the meeting.  Except as required by statute, neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.  Notices to directors shall be in writing and delivered personally or mailed to the directors at their addresses appearing on the books of the Corporation.  Notice by mail shall be deemed to be given at the time when the same shall be received.  Notice to directors may also be given by telegram or other form of electronic communication.  Notice of a meeting of the Board of Directors need not be given to any director who signs a written waiver of notice before, during or after the meeting.  Attendance of a director at a meeting shall constitute a waiver of notice of such meeting and a waiver of any and all objections to the place of the meeting, the time of the meeting and the manner in which it has been called or convened, except when a director states, at the beginning of the meeting or promptly upon arrival at the meeting, any objection to the transaction of business because the meeting is not lawfully called or convened.

Section 8.

Quorum; Required Vote; Presumption of Assent.  A majority of the number of directors fixed by, or in the manner provided in, these bylaws shall constitute a quorum for the transaction of business; provided, however, that whenever, for any reason, a vacancy occurs in the Board of Directors, a quorum shall consist of a majority of the remaining directors until the vacancy has been filled.  The act of a majority of the directors present at a meeting at which a quorum is present when the vote is taken shall be the act of the Board of Directors.  A director of the Corporation who is present at a meeting of the Board of Directors or a committee of the Board of Directors when corporate action is taken shall be presumed to have assented to the action taken, unless he objects at the beginning of the meeting or promptly upon his arrival, to holding the meeting or transacting specific business at the meeting, or he votes against or abstains from the action taken.

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Section 9.

Action Without Meeting.  Any action required or permitted to be taken at a meeting of the Board of Directors or a committee thereof may be taken without a meeting if a consent in writing, setting forth the action taken, is signed by all of the members of the Board of Directors or the committee, as the case may be, and such consent shall have the same force and effect as a unanimous vote at a meeting.  Action taken under this section is effective when the last director signs the consent, unless the consent specifies a different effective date.  A consent signed under this Section 9 shall have the effect of a meeting vote and may be described as such in any document.

Section 10.

Conference Telephone or Similar Communications Equipment Meetings.  Members of the Board of Directors may participate in a meeting of the Board by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time.  Participation in such a meeting shall constitute presence in person at the meeting, except where a person participate in the meeting for the express purpose of objecting to the transaction of any business on the ground the meeting is not lawfully called or convened.

Section 11.

Committees.  The Board of Directors, by resolution adopted by a majority of the full Board of Directors, may designate from among its members an executive committee and one or more other committees, each of which, to the extent provided in such resolution, shall have and may exercise all of the authority of the Board of Directors in the business and affairs of the Corporation except where the action of the full Board of Directors is required by statute.  Each committee must have two or more members who serve at the pleasure of the Board of Directors.  The Board of Directors, by resolution adopted in accordance with this Article Three, may designate one or more directors as alternate members of any committee, who may act in the place and stead of any absent member or members at any meeting of such committee.  Vacancies in the membership of a committee shall be filled by the Board of Directors at a regular or special meeting of the Board of Directors.  The executive committee shall keep regular minutes of its proceedings and report the same to the Board of Directors when required.  The designation of any such committee and the delegation thereto of authority shall not operate to relieve the Board of Directors, or any member thereof, of any responsibility imposed upon it or him by law.

Section 12.

Compensation of Directors.  The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as director.  No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefore.  Members of special or standing committees may be allowed like compensation for attending committee meetings.

Section 13.

Chairman of the Board.  The Board of Directors may, in its discretion, choose a chairman of the board who shall preside at meetings of the shareholders and of the directors and shall be an ex officio member of all standing committees.  The Chairman of the Board shall have such other powers and shall perform such other duties as shall be designated by the Board of Directors.  The Chairman of the

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Board shall be a member of the Board of Directors but no other officers of the Corporation need be a director.  The Chairman of the Board shall serve until his successor is chosen and qualified, but he may be removed at any time by the affirmative vote of a majority of the Board of Directors.  In the absence of the Chairman of the Board, the Vice Chairman of the Board, if any, or if none, the President, shall preside at meetings of the shareholders and the Board of Directors.  In the event the Board of Directors shall not have designated a chairman of the board the President shall preside at meetings of the shareholders and the Board of Directors.

ARTICLE FOUR

OFFICERS

Section 1.

Positions.  The officers of the Corporation shall consist of a President, one or more Vice Presidents, a Secretary and a Treasurer, and, if elected by the Board of Directors by resolution, a Chairman of the Board and Vice Chairman of the Board.  Any two or more offices may be held by the same person.

Section 2.

Election of Specified Officers by Board.  The Board of Directors at its first meeting after each annual meeting of shareholders shall elect a President, one or more Vice Presidents, a Secretary and a Treasurer.

Section 3.

Election or Appointment of Other Officers.  Such other officers and assistant officers and agents as may be deemed necessary may be elected or appointed by the Board of Directors, or, unless otherwise specified herein, appointed by the President of the Corporation.  The Board of Directors shall be advised of appointments by the President at or before the next scheduled Board of Directors meeting.

Section 4.

Salaries.  The salaries of all officers of the Corporation to be elected by the Board of Directors pursuant to Article Four, Section 2 hereof shall be fixed from time to time by the Board of Directors or pursuant to its discretion.  The salaries of all other elected or appointed officers of the Corporation shall be fixed from time to time by the President of the Corporation or pursuant to his direction.

Section 5.

Term; Resignation.  The officers of the Corporation shall hold office until their successors are chosen and qualified.  Any officer or agent elected or appointed by the Board of Directors or the President of the Corporation may be removed, with or without cause, by the Board of Directors.  Any officers or agents appointed by the President of the Corporation pursuant to Section 3 of this Article Four may also be removed from such officer positions by the President, with or without cause.  Any vacancy occurring in any office of the Corporation by death, resignation, removal or otherwise shall be filled by the Board of Directors, or, in the case of an officer appointed by the President of the Corporation, by the President or the Board of Directors.  Any officer of the Corporation may resign from his respective office or position by delivering notice to the Corporation.  Such resignation is effective when delivered unless the notice specified a later effective date.  If a resignation is made effective at a later date and the Corporation accepts the future effective date,

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the Board of Directors may fill the pending vacancy before the effective date if the Board provides that the successor does not take office until the effective date.

Section 6.

President.  The President shall be the principal executive officer of the Corporation, shall have general and active management of the business of the Corporation and shall see that all orders and resolutions of the Board of Directors are carried into effect.

Section 7.

Vice Presidents.  The Vice Presidents in the order of their seniority, unless otherwise determined by the Board of Directors, shall, in the absence or disability of the President, perform the duties and exercise the powers of the President.  They shall perform such other duties and have such other powers as the Board of Directors shall prescribe or as the President may from time to time delegate.

Section 8.

Secretary.  The Secretary shall attend all meetings of the Board of Directors and all meetings of the shareholders and record all the proceedings of the meetings of the shareholders and of the Board of Directors in a book to be kept for that purpose and shall perform like duties for the standing committees when required.  He shall give, or cause to be given,  notice of all meetings of the shareholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or the President, under whose supervision he shall be.  He shall keep in safe custody the sale of the Corporation and, when authorized by the Board of Directors, affix the same to any instrument requiring it.

Section 9.

Treasurer.  The Treasurer shall have the custody of corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors.  He shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the President and the Board of Directors at its regular meetings or when the Board of Directors so requires an account of all his transactions as treasurers and of the financial condition of the Corporation unless otherwise specified by the Board of Directors, the Treasurer shall be the Corporation’s Chief Financial Officer.

Section 10.

Assistant Treasurers and Assistant Secretaries.  The Assistant Treasurers shall respectively, if required by the Board of Directors, give bonds for the faithful discharge of their duties in such sums and with such sureties as the Board of Directors shall determine.  The Assistant Secretaries, as and if authorized by the Board of Directors, may sign with the President or Vice President certifies for shares of the Corporation, the issue of which shall have been authorized by a resolution of the Board of Directors.  The Assistant Treasurers and Assistant Secretaries in general shall perform such duties as shall be assigned to them by the Treasurer or Secretary respectively, or by the President or the Board of Directors.

Section 11.

Other Officers, Employees and Agents.  Each and every other officer, employee and agent of the

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Corporation shall possess, and may exercise, such power and authority, and shall perform such duties, as may from time to time be assigned to him by the Board of Directors, the officer so appointing him and such officer or officers who may from time to time be designated by the Board of Directors to exercise such supervisory authority.

ARTICLE FIVE

CERTIFICATES FOR SHARES

Section 1.

Issue of Certificates.  The Corporation shall deliver certificates representing all shares to which shareholder are entitled; and such certificates shall be signed by the Chairman of the Board, President or a Vice President, and by the Secretary or an Assistant Secretary of the Corporation, shall be consecutively numbered, and may be sealed with the seal of the Corporation or a facsimile thereof.

Section 2.

Legends for Preferences and Restrictions on Transfer.  The designations, relative rights, preferences and limitations applicable to each class of shares and the variations in rights, preferences and limitations determined for each series within a class (and the authority of the Board of Directors to determine variations for future series) shall be summarized on the front or back of each certificate.  Alternatively, each certificate may sate conspicuously on its front or back that the Corporation will furnish the shareholder a full statement of this information on request and without charge.  Every certificate representing shares that are restricted as to the sale, disposition, or transfer of such shares shall also indicate that such shares are restricted as to transfer and there shall be set forth or fairly summarized upon the certificate, or the certificate shall indicate that the Corporation will furnish to any shareholder upon request and without charge, a full statement of such restrictions.  If the Corporation issues any shares that are not registered under the Securities Act of 1933, as amended, and registered or qualified under the applicable state securities laws, the transfer of any such shares shall be restricted substantially in accordance with the following legend:

THESE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR UNDER ANY APPLICABLE STATE LAW.  THEY MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR PLEDGED WITHOUT (1) REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND ANY APPLICABLE STATE LAW, OR (2) AT HOLDER’S EXPENSE, AN OPINION (SATISFACTORY TO THE CORPORATION) OF COUNSEL (SATISFACTORY TO THE CORPORATION) THAT REGISTRATION IS NOT REQUIRED.

Section 3.

Facsimile Signatures.  The signatures of the Chairman of the Board, the President or a Vice President and the Secretary or Assistant Secretary upon a certificate may be facsimiles, if the certificate is manually signed by a transfer agent, or registered by a registrar, other than the Corporation itself or an employee of the Corporation.  In case any officer who has signed or whose facsimile signature has been placed

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upon such certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer at the date of the issuance.

Section 4.

Lost Certificates.  The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost or destroyed.  When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost or destroyed.

Section 5.

Transfer of Shares.  Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment of authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

Section 6.

Registered Shareholders.  The Corporation shall be entitled to recognize the exclusive rights of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Florida.

Section 7.

Redemption of Control Shares.  As provided by the Florida Business Corporation Act, if a person acquiring control shares of the Corporation does not file an acquiring person statement with the Corporation, the Corporation may redeem the control shares at fair market value at any time during the 60-day period after the last acquisition of such control shares.  If a person acquiring control shares of the Corporation files an acquiring person statement with the Corporation, the control shares may be redeemed by the Corporation only if such shares are not accorded full voting rights by the shareholders as provided by law.

ARTICLE SIX

CONTRACTS, LOANS, CHECK AND DEPOSITS

Section 1.

Contracts.  The Board of Directors may authorize any officer or officers, agent or agents, to enter into any contract or execute and deliver any instruments in the name of and on behalf of the Corporation and such authority may be general or confined to specific instances.

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Section 2.

Loans.  No loans shall be contracted on behalf of the Corporation and no evidence of indebtedness shall be issued in its name unless authorized by a resolution of the Board of Directors.  Such authority may be general or confined to specific instances.

Section 3.

Checks, Drafts, Etc.  All checks, drafts or other orders for payment of money, notes or other evidences of indebtedness issued in the name of the Corporation shall be signed by such officer or officers, agent or agents, of the Corporation and in such manner as shall from time to time be determined by resolution of the Board of Directors.

Section 4.

Deposits.  All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositories as the Board of Directors may select.

ARTICLE SEVEN

GENERAL PROVISIONS

Section 1.

Dividends.  The Board of Directors may from time to time declare, and the Corporation may pay, dividends on its outstanding shares in cash, property, or its own shares pursuant to law and subject to the provisions of the Articles of Incorporation, as amended.

Section 2.

Reserves.  The Board of Directors may by resolution create a reserve or reserves out of earned surplus for any proper purpose of purposes, and may abolish any such reserve in the same manner.

Section 3.

Fiscal Year.  The fiscal year of the Corporation shall end on December 31 of each year, unless otherwise fixed by resolution of the Board of Directors.

Section 4.

Seal.  The corporate seal shall have inscribed thereon the name and state of incorporation of the Corporation.  The seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

Section 5.

Gender.  All words used in these Bylaws in the masculine gender shall extend to and shall include the feminine and neuter genders.

ARTICLE EIGHT

INDEMNIFICATION OF DIRECTORS AND OFFICERS

Section 1.

Right to Indemnification.  The Company shall indemnify each person who was or is a party or is threatened to be made a party to or is involved in any threatened, pending or completed action, suit, proceeding or alternative dispute resolution procedure, whether (a) civil, criminal, administrative, investigative

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or otherwise, (b) formal or informal or (c) by or in the right of the Corporation (collectively, a “proceeding”), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, manager, officer, partner, trustee, employee or agent of another foreign or domestic corporation or of a foreign or domestic limited liability company, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as such a director, officer, employee or agent of the Corporation or in any other capacity while serving as such other director, manager, officer, partner, trustee, employee or agent, shall be indemnified and held harmless by the Corporation against all judgments, penalties and fines incurred or paid, and against all expenses (including attorneys’ fees) and settlement amounts incurred or paid, in connection with any such proceeding and any appeal or appeals thereof, if the person acted in good faith and in a manner the person reasonably believed to be in conformity with, or not opposed to, the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe that the person’s conduct was unlawful.  Until such time as there has been a final judgment to the contrary, a person shall be presumed to be entitled to be indemnified under this Section 1.  The termination of any proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, either rebut such presumption or create a presumption that (a) the person did not act in good faith and in a manner which the person reasonably believed to be in conformity with, or not opposed to, the best interests of the Corporation, (b) with respect to any criminal action or proceeding, the person had reasonable cause to believe that the person’s conduct was unlawful or (c) the person was not successful on the merits or otherwise in defense of the proceeding or of any claim, issue or matter therein.  If the FBCA is hereafter amended to provide for indemnification rights broader than those provided by this Section 1, then the person referred to in this Section 1 shall be indemnified and held harmless by the Corporation to the fullest extent permitted by the FBCA as so amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than permitted prior to such amendment).

Section 2.

Determination of Entitlement to Indemnification.  A determination as to whether a person who is a director, officer, employee or agent of the Corporation at the time of the determination is entitled to be indemnified and held harmless under Section 1 shall be made (a) a majority vote of the directors who are not parties to such proceeding, even though less than a quorum, (b) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, (c) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (c) by the stockholders.  A determination as to whether a person who is not a director, officer, employee or agent of the Corporation at the time of the determination is entitled to be indemnified and held harmless under Section 1 shall be made by or as directed by the Board of Directors of the Corporation.

Section 3.

Mandatory Advancement of Expenses.  The right to indemnification conferred in this Article Eight is a contract right and shall include the right to require the Corporation to pay the expenses (including attorneys’ fees) incurred in defending any such proceeding in advance of its final disposition; provided, however, that, if the Board of Directors so determines, an advancement of

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expenses incurred by an indemnitee in his or her capacity as a director or officer of the Corporation (but not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such indemnitee, to repay all amounts so advanced if it shall be finally determined pursuant to the procedure in Section 2 above that such indemnitee is not entitled to be indemnified for such expenses under Section 1 or otherwise.

Section 4.

Written Claim Required, Deadline for Response.  If a claim under Section 1 is not paid in full by the Corporation within thirty days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to an award of reasonable attorneys’ fees and expenses for prosecuting the claim.  It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant  has not met the standards of conduct which make it permissible under the FBCA for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation.  Neither the failure of the Corporation (including its board of directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the FBCA, nor an actual determination by the Corporation (including its board of directors, independent legal counsel, or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

Section 5.

Non-Exclusivity of Rights.  The right to indemnification and the advancement of expenses conferred in this Article Eight shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, any provision of the Articles of Incorporation, as amended, or of any bylaw, agreement, or insurance policy or arrangement, or any vote of stockholders or disinterested directors, or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent of the Company and shall inure to the benefit of the heirs, executors and administrators of such a person.

Section 6.

Authority to Indemnify and Obtain Insurance.  The Board of Directors is expressly authorized to adopt and enter into indemnification agreements with, and obtain insurance for, directors, officers, employees or gents of the Corporation and those serving at the request of the Corporation as directors, managers, officers, partners, trustees, employees or agents of another foreign or domestic corporation or of a foreign or domestic limited liability company, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans.

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ARTICLE NINE

AMENDMENT OF BYLAWS

The Board of Directors shall have the power and authority to alter, amend or rescind the bylaws of the Corporation at any regular or special meeting at which a quorum is present by a vote of a majority or the whole Board of Directors, subject to the power of the shareholders to change or repeal such bylaws at any annual or special meeting of shareholders at which a quorum is present, by a vote of a majority of the stock represented at such meeting, provided, that the notice of such meeting shall have included notice of any proposed alteration, amendment or rescission.

ARTICLE TEN

EMERGENCY BYLAWS

Section 1.

Scope of Emergency Bylaws.  The emergency bylaws provided in this Article Ten shall be operative during any emergency, notwithstanding any different provision set forth in the preceding articles hereof or the Articles of Incorporation, as amended.  For purposes of the emergency bylaw provisions of this Article Ten, an emergency shall exist if a quorum of the Corporation’s directors cannot readily be assembled because of some catastrophic event.  To the extent not inconsistent with the provisions of this Article, the bylaws provided in the preceding Articles shall remain in effect during such emergency and upon termination of such emergency, these emergency bylaws shall cease to be operative.

Section 2.

Call and Notice of Meeting.  During any emergency, a meeting of the Board of Directors may be called by any officer or director of the corporation.  Notice of the date, time and place of the meeting shall be given by the person calling the meeting to such of the directors as it may be feasible to reach by any available mean of communication.  Such notice shall be given at such time in advance of the meeting as circumstances permit in the judgment of the person calling the meeting.

Section 3.

Quorum and Voting.  At any such meeting of the Board of Directors, a quorum shall consist of any one or more directors, and the act of the majority of the directors present at such meeting shall be the act of the corporation.

Section 4.

Appointment of Temporary Directors.

1.

The director or directors who are able to be assembled at a meeting of directors during an emergency may assemble for the purpose of appointing, if such directors deem it necessary, one or more temporary directors (the “Temporary Directors”) to serve as directors of the corporation during the term of any emergency.

2.

If no directors are able to attend a meeting of directors during an emergency, then such stockholders as may reasonably be assembled shall have the right,

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by majority vote of those assembled, to appoint Temporary Directors to serve on the Board of Directors until the termination of the emergency.

3.

If no stockholders can reasonably be assembled in order to conduct a vote for Temporary Directors, then the President or his successor, as determined pursuant to Section 5 of Article Four herein shall be deemed a Temporary Director of the corporation, and such President or his successor, as the case may be, shall have the right to appoint additional Temporary Directors to serve with him on the Board of Directors of the corporation during the term of the emergency.

4.

Temporary Directors shall have all of the rights, duties and obligations of directors appointed pursuant to Article Three hereof, provided, however, that a Temporary Director may be removed from the Board of Directors at any time by the person or persons responsible for appointing such Temporary Director, or by vote of the majority of the stockholders present at any meeting of the stockholders during an emergency, and, in any event, the Temporary Director shall automatically be deemed to have resigned from the Board of Directors upon the termination of the emergency in connection with which the Temporary Director was appointed.

Section 5.

Modification of Lines of Succession.  During any emergency, the Board of Directors may provide, and from time to time modify, lines of succession different from that provided in Section 5 of Article Four in the event that during such an emergency any or all officers or agents of the corporation shall for any reason be rendered incapable of discharging their duties.

Section 6.

Change of Principal Office.  The Board of Directors may, either before or during any such emergency, and effective during such emergency, change the principal office of the corporation or designate several alternative head offices or regional offices, or authorize the officers of the corporation to do so.

Section 7.

Limitation of Liability.  No officer, director or employee acting in accordance with these emergency bylaws during an emergency shall be liable except for willful misconduct.

Section 8.

Repeal and Change.  These emergency bylaws shall be subject to repeal or change by further action of the Board of Directors or by action of the stockholders, but no such repeal or change shall modify the provisions of Section 7 above with regard to actions taken prior to the time of such repeal or change.  Any amendment of these emergency bylaws may make any further or different provision that may be practical or necessary under the circumstances of the emergency.

I certify that these are the Bylaws adopted by the Board of Directors of the Corporation.

Louis J. Brothers, Secretary

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